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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2000


                          THE MULTICARE COMPANIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                                          34-22090
-------------------------------                       -----------------------
(State or other jurisdiction of                       (Commission File Number)
         incorporation or
           organization)

                              101 East State Street
                       Kennett Square, Pennsylvania 19348
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 610-444-6350


Item 3.  Bankruptcy or Receivership.

On June 22, 2000, The Multicare Companies, Inc. (the "Company") and certain affiliates (collectively with the Company, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors' chapter 11 cases have been assigned to the Honorable Peter J. Walsh and are being jointly administered for procedural purposes in the Bankruptcy Court under Case Nos. 00-2494 through 00-2690 (the "Chapter 11 Cases"). On the same date, Genesis Health Ventures, Inc., ("GHV") 43.6% owner of Multicare, and certain of its direct and indirect subsidiaries (the "GHV Debtors") also filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. The GHV Debtors' chapter 11 cases have also been assigned to the Honorable Peter J. Walsh and are being jointly administered for procedural purposes in the Bankruptcy Court under Case Nos. 00-2691 through 00-2842.
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On June 23, 2000 the Bankruptcy Court entered an order authorizing the Debtors to pay certain prepetition wages, salaries, benefits and other employee obligations, as well as to continue in place the Debtors' various employee compensation programs and procedures. On that date, the Bankruptcy Court also authorized the Debtors to pay, among other claims, the prepetition claims of certain critical vendors and patients. The Debtors intend to remain in possession of the management and operation of their properties and businesses and to pay the post petition claims of their various vendors and providers in the ordinary course of business.

By orders dated June 23, 2000 and June 28, 2000 the Bankruptcy Court also approved, on an interim basis, borrowings of up to $30 million in respect of the Debtors' $50 million debtor in possession financing facility (the "DIP Facility") with Mellon Bank, N.A. as Agent. By orders dated June 23, 2000 and June 28, 2000, the Bankruptcy Court authorized, on an interim basis, the Debtors to use the cash collateral of certain third party lenders. A hearing to consider approval of the DIP Facility, and the use of cash collateral, on a final basis has been scheduled to take place on July 18, 2000. The Debtors intend to utilize the DIP Facility and existing cash flows to fund ongoing operations during the Chapter 11 Cases. See press release attached hereto as Exhibit 99.1.


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Item 7.  Financial Statements and Exhibits.

(a)               Financial Statements

                  None.

(b)               Pro Forma Financial Information

                  None.

(c)               Exhibits

                  99.1    Press release dated June 22, 2000



Certain statements set forth above, including, but not limited to, statements containing the words "anticipates", "believes", "expects", "intends", "will", "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Such factors may include, without limitation, the delays or the inability to complete the Company's plan of reorganization; the availability and terms of capital in light of recent losses, cash flow shortfalls and the Company's chapter 11 bankruptcy filing; adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings; the Company's ability to attract patients given its current financial position; and the effects of healthcare reform and legislation on the Company's business strategy and operations. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE MULTICARE COMPANIES, INC.

                                  By:   /s/ George V. Hager, Jr.
                                        --------------------------------
                                        George V. Hager, Jr.
                                        Executive Vice President and
                                        Chief Financial Officer


Date:    July 7, 2000